Exhibit (n)(2)

FORM OF SCHEDULE A

MULTIPLE CLASS PLAN OF

HIGHMARK FUNDS

Name of Fund

HighMark Balanced Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark Core Equity Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark Large Cap Growth Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark Large Cap Value Fund (formerly, the Income Equity Fund) (Fiduciary, Class A, Class B and Class C Shares)

HighMark Small Cap Value Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark Value Momentum Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark Bond Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark California Intermediate Tax-Free Bond Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark National Intermediate Tax-Free Bond Fund (Fiduciary, Class A and Class C Shares)

HighMark Short Term Bond Fund (Fiduciary, Class A and Class C Shares)

HighMark Income Plus Allocation Fund (Fiduciary, Class A and Class C Shares)

HighMark Growth & Income Allocation Fund (Fiduciary, Class A and Class C Shares)

HighMark Capital Growth Allocation Fund (Fiduciary, Class A and Class C Shares)

HighMark Diversified Equity Allocation Fund (Fiduciary, Class A and Class C Shares)

HighMark Diversified Money Market Fund (Fiduciary, Class A and Class S Shares)

HighMark U.S. Government Money Market Fund (Fiduciary, Class A, Class B, Class C and Class S Shares)

HighMark 100% U.S. Treasury Money Market Fund (Fiduciary, Class A and Class S Shares)

HighMark California Tax-Free Money Market Fund (Fiduciary, Class A and Class S Shares)

HighMark Small Cap Advantage Fund (Fiduciary, Class A and Class C Shares)

HighMark International Opportunities Fund (Fiduciary, Class A, Class C and Class M Shares)

HighMark Cognitive Value Fund (Fiduciary, Class A, Class C and Class M Shares)

HighMark Enhanced Growth Fund (Fiduciary, Class A, Class C and Class M Shares)

HighMark Fundamental Equity Fund (Fiduciary, Class A and Class C Shares)

HighMark Treasury Plus Money Market Fund (Fiduciary, Class A and Class S Shares)

HighMark Equity Income Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark Geneva Growth Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark Geneva Small Cap Growth Fund (Fiduciary, Class A and Class C Shares)

HighMark NYSE Arca Tech 100 Index Fund (Fiduciary, Class A, Class B and Class C Shares)

HighMark Wisconsin Tax-Exempt Fund (Fiduciary, Class A, Class B and Class C Shares)

HIGHMARK FUNDS

Signature:
Name:
Title:
Date: March 20, 1996
As amended: September 17, 1999
As amended: June 19, 2002
As amended: September 17, 2002

As amended: June 18, 2003
As amended: March 24, 2005
As amended: December 15, 2005

As amended: January 12, 2006
As amended: November 6, 2006
As amended: June 26, 2008
As amended: [ ], 2009